UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 8, 2014

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-32185	36-3953261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Butterfield Road

Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The sole purpose of this Current Report on Form 8-K/A is to correct an immaterial error contained in the calculations of consolidated same-store leased occupancy, consolidated same-store financial occupancy, total portfolio same store leased occupancy and total portfolio same store financial occupancy as of March 31, 2013 included in the Company’s supplemental financial information attached as Exhibit 99.2 to the Current Report on Form 8-K furnished to the Securities and Exchange Commission by Inland Real Estate Corporation on May 8, 2014 (the “Original Form 8-K”). The changes to these metrics were as follows:

•	Consolidated same-store leased occupancy was reported as 91.3% and corrected to be 93.0%

•	Consolidated same-store financial occupancy was reported as 88.4% and corrected to be 90.0%

•	Total portfolio same-store leased occupancy was reported as 93.0% and corrected to be 94.2%

•	Total portfolio same-store financial occupancy was reported as 90.5% and corrected to be 91.6%

Additionally, in the press release, attached as Exhibit 99.1 to the Original Form 8-K, the increase in same-store financial occupancy for the consolidated portfolio over the prior year quarter ended March 31, 2013, has been corrected from the originally reported 340 basis points to an increase of 180 basis points.

This Form 8-K/A, including the documents furnished as Exhibits 99.1 and 99.2 hereto, corrects and supersedes the Original Form 8-K filed earlier today. Other than the correction of the errors discussed in this Explanatory Note, no other changes have been made to the Original Form 8-K or the exhibits furnished therewith, and all other information included in the Original Form 8-K, the earnings release and the Supplemental Package remains unchanged.

Item 2.02. Results of Operations and Financial Condition.
Item 7.01. Regulation FD Disclosure.
On May 8, 2014, Inland Real Estate Corporation (the “Company”) issued a press release announcing its financial results for the three months ended March 31, 2014. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 2.02 and Item 7.01 disclosure. A copy of the supplemental financial information for the three months ended March 31, 2014, referenced in the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 2.02 and Item 7.01 disclosure.

The information in this Item 2.02 and Item 7.01 disclosure, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. In addition, the information in this Item 2.02 and Item 7.01 disclosure, including Exhibits 99.1 and 99.2, shall not be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: N/A
(b)	Pro Forma Financial Information: N/A
(c)	Shell Company Transactions: N/A
(d)	Exhibits:
	Exhibit No.	Description
	99.1	Press release of Inland Real Estate Corporation, dated May 8, 2014
	99.2	Supplemental financial information of Inland Real Estate Corporation for the three months ended March 31, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND REAL ESTATE CORPORATION

Date:	May 8, 2014	By:	/s/ Mark E. Zalatoris
		Name:	Mark E. Zalatoris
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Inland Real Estate Corporation, dated May 8, 2014
99.2	Supplemental financial information of Inland Real Estate Corporation for the three months ended March 31, 2014